SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2000

                      First Federal of Olathe Bancorp, Inc.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Kansas                       000-30680                  48-1226075
---------------------             ------------------           --------------
(State or other jurisdiction      (SEC File Number)            (I.R.S. Employer
      of incorporation)                                      Identification No.)




Registrant's telephone number, including area code:  (913) 782-0026
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 4.  Change of Accountants


         On August 28, 2000, the Board of Directors of the Registrant determined to change their outside accounting firm to Baird, Kurtz & Dobson from Taylor, Perky & Parker, L.L.C. During each of the past two years, the opinion of Taylor, Perky & Parker, L.L.C. did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or principal. During the preceding two years, the Registrant had no disagreements with Taylor, Perky & Parker, L.L.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. None of the events described at Regulation 304(a)(1)(V) of Regulation S-K took place within the preceding two years. Baird, Kurtz & Dobson's engagement is effective August 28, 2000.






Item 7.  Exhibits

1.       Letter to Taylor, Perky & Parker, L.L.C.

2.       Letter of Taylor, Perky & Parker, L.L.C. - To be filed by amendment.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FIRST FEDERAL OF OLATHE BANCORP, INC.


DATE: August 30, 2000                       By:/s/ Mitch Ashlock
                                               -----------------
                                               Mitch Ashlock
                                               Chief Executive Officer



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                                    Exhibit 1

                          [LETTERHEAD OF FIRST FEDERAL
                     SAVINGS AND LOAN ASSOCIATION OF OLATHE]





August 28, 2000



Mr. Bob Parker
Taylor, Perky & Parker, L.L.C.
10801 Mastin Blvd. - Suite 700
Overland Park, KS 66210

Dear Bob:

I wanted to write, besides meeting with you personally, to relay that the Board has decided to make a change with regards to our auditing, accounting and reporting. We have elected to sign with Baird, Kurtz & Dobson of Kansas City. After several months of discussion and interviewing, we felt that their firm could probably serve us better since they have a large concentration of banks and specifically savings & loans, as their customers. We also weighed their services as far as dealing and representing public companies.

Bob, I know our relationship has been ongoing for many years and this was a tough decision for us. We appreciate you and your firm's hard work over the years, and especially through our recent conversion process. As you are aware, we have developed a relationship with BDK the past several years for our compliance consulting/auditing needs, and have been pleased with their people, service and expertise, with regards to financial institutions.

We hope you can understand our decision and again want to thank you for the professional treatment we received from your staff over the years. We would appreciate your consideration in working with Kevin Cook, a partner from BKD, and assisting him with the transition.


Sincerely


/s/ Mitch Ashlock
Mitch Ashlock